SECURITIES AND EXCHANGE COMMISSION



                       Washington, D.C.  20549



                               Form 8-K



                            CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report: March 17, 1999



                   NEW ENGLAND BUSINESS SERVICE, INC.
                   ----------------------------------
          (Exact name of registrant as specified in its charter)





Delaware                          1-11427           04-2942374
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(State or other jurisdiction   (Commission            (IRS Employer
 of incorporation)              File Number)    Identification No.)



        500 Main Street, Groton, MA                     01471
    ------------------------------------------------------------
    (Address of principal executive offices)          (ZIP Code)



Registrant's telephone number, including area code:  (978) 448-6111
                                                     --------------

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Item 5.  Other Events
---------------------
The following news release was issued by the Company on March 17, 1999.

                   NEW ENGLAND BUSINESS SERVICE, INC.
            ANNOUNCES LOWER EXPECTATIONS FOR THE THIRD QUARTER


GROTON, MA - March 17, 1999 - New England Business Service, Inc. (NYSE:
NEB), today announced that it expects revenue and earnings for the third fiscal quarter ending March 27, 1999, will be below current analysts' estimates.

Mr. Robert J. Murray, Chairman, President, and CEO, stated, "In the third quarter, revenues from the Company's Rapidforms operation have not reached expectations. We believe this is a temporary situation, attributable in part to disruption caused by the Company's aggressive integration efforts. Our Chiswick unit has been adversely affected by price deflation in major product lines which is offsetting healthy unit growth. As a result, we anticipate that third quarter earnings before one-time charges will be between $.44 and $.46 per share, versus the analysts' estimates consensus of $.50 per share, and net income will be slightly ahead of last year's level."

NEBS designs, produces and distributes business forms, checks and related printed products and distributes packaging, warehouse supplies, retail merchandising supplies and other products through mail order, telesales, direct sales, dealers, and the Internet to two million small businesses throughout the United States, Canada, the United Kingdom and France.

This press release contains forward-looking statements, including anticipated sales and financial results. These forward-looking statements reflect the Company's current expectations. There can be no assurance that the Company's actual results will not differ materially from those projected in such forward-looking statements due to the important factors, such as the inherent risks to acquisitions and risks of changing customer preferences, described in the Company's current Annual Report on Form 10-K for the fiscal year ended June 27, 1998, and in the most recent quarterly report on Form 10-Q for the period ended December 26, 1998, on file with the Securities and Exchange Commission.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NEW ENGLAND BUSINESS SERVICE, INC.
                                      ----------------------------------
                                                (Registrant)

March 17, 1999                               /s/Daniel M. Junius
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    Date                                    Daniel M. Junius
                                            Senior Vice President-Chief
                                            Financial Officer and
                                            Treasurer (Principal
                                            Financial and
                                            Accounting Officer)

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